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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of Brady Corporation:

We consent to the incorporation by reference in Registration Statements Nos. 333-99615, 333-38857, 333-38859, 333-44505 and 333-92417 of Brady Corporation on
Forms S-8 of our reports dated September 9, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Brady Corporation for the year ended July 31, 2002.




/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
October 21, 2002